 EXHIBIT 10.2

AMENDMENT NO. 3 TO EMPLOYMENT AGREEMENT

This Amendment No. 3 to the Employment Agreement between Scientific Industries, Inc. (the “Company”) and Helena Santos (“Employee”) is made this 1st day of October, 2026 (“Amendment”). The Company and Employee are hereinafter collectively referred to as the “Parties.”

WHEREAS, the Company and Employee are parties to that certain Employment Agreement, dated July 1, 2017, as amended by that certain Amendment No. 1 to Employment Agreement, dated as of June 23, 2022 and Amendment No. 2 to Employment Agreement dated May 20, 2025 (as amended, the “Agreement”);

WHEREAS, the Term (as defined in the Agreement and extended by amendment) expired on June 30, 2026 and has since continued on the terms set forth in the Agreement; and

WHEREAS, pursuant to Section 18 of the Agreement, the Parties wish to amend the Agreement to provide for an additional extension of the Term of the Agreement, as set forth in this Amendment.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, the Parties, intending to be legally bound, agree as follows.

1. Recitals. The above recitals are incorporated herein.

2. Extension of the Term of the Agreement. Pursuant to Section 18 of the Agreement, the Parties hereby agree to extend Employee's employment with the Company until September 30, 2027, which may be extended again by mutual agreement.

3. Remuneration. The Parties agree the base salary remuneration set forth in Section 3(a) shall remain $200,000 per annum, which may be paid in stock options based on mutual agreement between the Company and Employee.

4. Miscellaneous. In all other respects, the Agreement between the Parties shall remain in full force and effect and there are no other changes or amendments to the Agreement, except as set forth in this Amendment. The Parties may execute this Amendment in several counterparts, each of which is deemed an original, but all of which constitutes one and the same instrument.

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IN WITNESS WHEREOF, the Parties hereto have executed this Amendment to the Agreement on the date set forth above.

Scientific Industries, Inc.

By:	/s/ John A. Moore	/s/ Helena Santos
	Name: John A. Moore	Helena Santos
Title: Chairman of the Board

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